Exhibit 10.31

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment (this “Amendment”) to that certain Credit Agreement, dated as of July 6, 2011 (the “Credit Agreement”), by and among BPZ EXPLORACIÓN & PRODUCCIÓN S.R.L., as borrower (the “Borrower”), BPZ RESOURCES, INC. and BPZ ENERGY LLC, as guarantors (the “Guarantors”) and, together with the Borrower, the “Loan Parties”), the Lenders party thereto from time to time (the “Lenders”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (the “Administrative Agent”), as amended as of September 12, 2011, is entered into as of December 30, 2011. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS:

In accordance with Section 11.4 of the Credit Agreement, the parties hereto have agreed to amend the Credit Agreement, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.  Amendment. Subject to the satisfaction of the conditions to effectiveness specified in Article V, but with effect on and after the date hereof (such date, as referred to herein, the “Effective Date”), the Credit Agreement is hereby amended as follows:

(i) Section 7.5(a) is amended in its entirety as follows:

“(a)(i) as soon as available and in any event within one hundred and twenty (120) days after the last day of its fiscal year, (A) annual audited, Consolidated financial statements of such Loan Party (other than BPZ Energy) with the opinion thereon of a reputable independent public accountant (without qualification as to scope of audit or the ability of such Person to operate as a going concern), it being agreed that BDO USA, LLP is a reputable independent public accountant, and (B) annual unaudited, Consolidated financial statements of BPZ Energy, and (ii) as soon as available and in any event within seventy-five (75) days after the end of each fiscal quarter (other than the fourth fiscal quarter) of each of its fiscal years, quarterly unaudited Consolidated financial statements of the such Loan Party, each in form and substance satisfactory to the Administrative Agent, prepared in accordance with GAAP,”

(ii) Section 7.22(g)(i) is amended by replacing the Dollar amount “US$120,000,000” set forth therein with “US$122,000,000”.

(iii) Section 7.27 is amended by replacing the date “January 1, 2012” set forth therein with the date “February 29, 2012”.

(iv) Section 7.30 is amended by replacing the number “180” set forth in the third line therein with the number “270”.

SECTION 2.  Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties that:

(a)                                   this Amendment has been duly and validly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or in law); and

(b)                                  each of the representations and warranties made by each Loan Party in or pursuant to the Credit Agreement is: (1) if such representation and warranty is qualified as to materiality or by reference to the existence of a Material Adverse Effect, true and correct to the extent of such qualification on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), or (2) if such representation and warranty is not so qualified, true and correct in all material respects on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 3.  Effectiveness. The amendments to the Credit Agreement set forth in Section 1 shall become effective as of the Effective Date, upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the Loan Parties and the Lenders.

SECTION 4.  Reference to and Effect on the Loan Documents.

(a)                                   On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

(b)                                  The Credit Agreement, as specifically modified by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 5.  Counterparts. This Amendment may be executed and delivered in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic counterpart to this Amendment shall be effective as manual delivery thereof.

SECTION 6.  Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

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(NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BPZ EXPLORACIÓN Y PRODUCCIÓN S.R.L.,

as Borrower

By:	/s/ Claudia Noriega
	Name:	Claudia Noriega
	Title:	Attorney in Fact

By:
Name:
Title:

[Signature Page to Second Amendment to Credit Agreement]

BPZ RESOURCES, INC.,
as Guarantor

By:	/s/ Richard S Menniti
Name: Richard S Menniti
Title: Chief Financial Officer

[Signature Page to the Second Amendment to the Credit Agreement]

BPZ ENERGY LLC,
as Guarantor

By:	/s/ Richard S Menniti
Name: Richard S Menniti
Title: Chief Financial Officer

[Signature Page to the Second Amendment to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:	/s/ Martin Cameo
Name: Martin Cameo
Title: Director

By:	/s/ Manuel Rodriguez Moreno
Name: Manuel Rodriguez Moreno
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Martin Cameo
Name: Martin Cameo
Title: Director

By:	/s/ Manuel Rodriguez Moreno
Name: Manuel Rodriguez Moreno
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

STANDARD BANK PLC,
as Lender

By:	/s/ Robert Anastasio
Name: Robert Anastasio
Title: SVP

By:	/s/ Erik Berg
Name: Erik Berg
Title: Attorney in Fact

[Signature Page to the Second Amendment to the Credit Agreement]